                                                                   Exhibit 10.33
                              FIRST AMENDMENT TO
                               CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") dated as
                                                     ---------------
of June 28, 1999 is among McKesson HBOC, Inc., a Delaware corporation (formerly named McKesson Corporation) (the "Company"), Medis Health and Pharmaceutical
                                  -------
Services Inc., an Ontario corporation ("Medis", together with the Company, the
                                        -----
"Borrowers"), the financial institutions party hereto (the "Banks"), Bank of
                                                            -----
America National Trust and Savings Association, as administrative agent for such Banks (in such capacity, the "Agent"), Bank of America Canada, as Canadian Agent, and The Chase Manhattan Bank, First Union National Bank and The First National Bank of Chicago, as documentation agents, and amends that certain Credit Agreement dated as of November 10, 1998, among the Company, Medis, the Banks, the Agent, the Canadian Agent, and the documentation agents (the "Agreement").
 ---------

                                    RECITAL

     The Company has requested the Banks and the Agent to extend the delivery deadline for its annual reports and related officers' certificates and auditors' reports for the fiscal year-end 1999 to August 1, 1999, and the Banks and the Agent are willing to do so, on the terms and conditions specified herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1. Terms. All terms used herein shall have the same meanings as in the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

     2. Amendments. The Borrowers, the Banks and the Agent hereby agree to amend the Agreement as follows:

     2.1 Section 6.1(a) of the Agreement is amended by deleting the words "as soon as available, but not later than 90 days after the end of each fiscal year (commencing with the fiscal year ended March 31, 1999), " and replacing them with the words "as soon as available, but not later than (i) August 1, 1999, with respect to the fiscal year ended March 31, 1999, and (ii) 90 days after the end of each fiscal year commencing with the fiscal year ended March 31, 2000," in the first two lines of Section 6.1(a) of the Agreement.

     3. Representations and Warranties. Each Borrower represents and warrants (which representations and warranties in the case of Medis shall be limited to Medis and its Subsidiaries and other facts and circumstances known to Medis and its Subsidiaries) to Banks and Agent that, on and as of the date hereof, and after giving effect to this First Amendment:

     3.1 Authorization. The execution, delivery and performance of this First Amendment have been duly authorized by all necessary corporate action and this First Amendment has been duly executed and delivered by such Borrower.



                         McKesson HBOC First Amendment

     3.2 Binding Obligation. This First Amendment is the legally valid and binding obligation of the Borrowers, enforceable in accordance with its terms against each Borrower, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors rights generally or by equitable principles relating to enforceability.

     3.3 No Legal Obstacle to Agreement. Neither the execution of this First Amendment, the making by Borrowers of any borrowing under the Agreement, nor the performance of the Agreement has constituted or resulted in or will constitute or result in a breach of the provisions of any material contract to which any Borrower is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to any Borrower, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of any Borrower. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Borrowers of this First Amendment, the Agreement, or the transactions contemplated hereby or thereby, or the making of any borrowing under the Agreement.

     3.4 Incorporation of Certain Representations. The representations and warranties set forth in Article V of the Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such date.

     3.5 Default. No Default or Event of Default under the Agreement has occurred and is continuing.

     4.   Miscellaneous.

     4.1 Effectiveness of the Agreement; Counterparts. Except as hereby expressly amended, the Agreement shall remain in full force and effect, and is hereby ratified and confirmed in all respects. This First Amendment may be executed in any number of counterparts, all of such counterparts taken together shall be deemed to constitute one and the same instrument. This First Amendment shall not become effective until each of the Borrowers, the Majority Banks and the Agent shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Agent. This First Amendment shall be effective to amend the Agreement as the Incorporated Agreement under, and as defined in, the Syndicated Revolving Promissory Note dated May 28, 1999 among the Company, Bank of American National Trust and Savings Association as agent thereunder and the Banks hereto which are noteholders thereunder.

     4.2 Waivers. This First Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Agreement, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement; nor does it preclude any exercise thereof, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.


                         McKesson HBOC First Amendment

     4.3 Jurisdiction. This First Amendment, and any instrument or agreement required hereunder, shall be governed by and construed under the laws of the State of California.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

                                             MCKESSON HBOC, INC.


                                             By: /s/ Nicholas A. Loiacono
                                                 -------------------------------
                                                 Nicholas A. Loiacono
                                                 Treasurer



                                             MEDIS HEALTH AND PHARMACEUTICAL
                                             SERVICES INC.


                                             By: /s/ Nicholas A. Loiacono
                                                 -------------------------------
                                                 Nicholas A. Loiacono
                                                 Vice President

                         McKesson HBOC First Amendment

                                             BANK OF AMERICA NATIONAL TRUST
                                             AND SAVINGS ASSOCIATION, as Agent


                                             By:     /s/ Gina Meador
                                                -------------------------------
                                                         Gina Meador
                                                         Vice President



                                             BANK OF AMERICA NATIONAL TRUST
                                             AND SAVINGS ASSOCIATION, as a Bank


                                             By:     /s/ Vanessa Meyer
                                                ------------------------------
                                                         Vanessa Meyer
                                                         Managing Director

                         McKesson HBOC First Amendment

                                             BANK OF AMERICA CANADA, as Canadian
                                             Administrative Agent and as a Bank


                                             By: /s/ Richard Hall
                                                -------------------------------

                                             Title:  Vice President
                                                   ----------------------------

                         McKesson HBOC First Amendment

                                           THE CHASE MANHATTAN BANK,
                                           as documentation agent and as a Bank


                                           By: /s/ Leonard Weiner
                                              ---------------------------------

                                           Title:  Managing Director
                                                 ------------------------------


                         McKesson HBOC First Amendment

                                        THE FIRST NATIONAL BANK OF
                                        CHICAGO, as documentation agent and as a Bank

                                        By:  /s/ Kandis A. Jaffrey
                                           ------------------------------------

                                        Title:   Assistant Vice President
                                              ---------------------------------

                         McKesson HBOC First Amendment

                                        ABN AMRO BANK N.V., as managing agent
                                        and as a Bank


                                        By:  /s/ Gina M. Brusatori
                                           ------------------------------------

                                        Title:   Group Vice President
                                              ---------------------------------


                                        By:  /s/
                                           ------------------------------------

                                        Title: Vice President
                                              ---------------------------------


                         McKesson HBOC First Amendment

                                        FIRST UNION NATIONAL BANK, as
                                        documentation agent and as a Bank


                                        By:  /s/
                                           ------------------------------------

                                        Title:  Senior Vice President
                                              ---------------------------------


                         McKesson HBOC First Amendment

                                  MELLON BANK, N.A., as managing agent and as a Bank


                                  By: /s/ Lawrence C. Ivey
                                     -----------------------------------------

                                  Title:  Vice President
                                        --------------------------------------


                         McKesson HBOC First Amendment

                                        TORONTO DOMINION (TEXAS), INC., as
                                        managing agent and as a Bank


                                        By: /s/ Alva J. Jones
                                           ------------------------------------

                                        Title:  Vice President
                                              ---------------------------------


                         McKesson HBOC First Amendment

                                      WACHOVIA BANK. N.A., as co-agent and as a Bank


                                      By: /s/ Eliza Racine
                                         ------------------------------------

                                      Title:  Vice President
                                            ---------------------------------


                         McKesson HBOC First Amendment

                                        THE BANK OF NEW YORK



                                        By: /s/ Elizabeth Ying
                                           ------------------------------------

                                        Title:  Vice President
                                              ---------------------------------



                         McKesson HBOC First Amendment

                                        PNC BANK NATIONAL ASSOCIATION


                                        By:  /s/ Philip K. Liebscher
                                           ------------------------------------

                                        Title:   Vice President
                                              ---------------------------------



                         McKesson HBOC First Amendment

                                        WELLS FARGO BANK, N.A.


                                        By:  /s/ Catherine M. Wallace
                                           ------------------------------------

                                        Title:   Vice President
                                              ---------------------------------


                                        By:  /s/ Donald A. Hartmann
                                           ------------------------------------

                                        Title:   Senior Vice President
                                              ---------------------------------


                         McKesson HBOC First Amendment

                                        U.S. BANK NATIONAL ASSOCIATION


                                        By:  /s/ Aaron J. Gordon
                                           ------------------------------------

                                        Title:   Vice President
                                              ---------------------------------


                         McKesson HBOC First Amendment

                                        ALLFIRST BANK


                                        By:  /s/ Jennifer G. Erickson
                                           ------------------------------------

                                        Title:   Vice President
                                              ---------------------------------



                         McKesson HBOC First Amendment

                                        NORWEST BANK MINNESOTA, N.A.


                                        By:  /s/
                                           ------------------------------------

                                        Title:  Commercial Banking Officer
                                              ---------------------------------

                         McKesson HBOC First Amendment

                                        BANK OF MONTREAL



                                        By:  /s/ Chard W. Camm
                                           ------------------------------------

                                        Title:   Managing Director
                                              ---------------------------------



                         McKesson HBOC First Amendment

                                        FIRST CHICAGO NBD BANK, CANADA


                                        By:  /s/ Mark A. Isley
                                           ------------------------------------

                                        Title:   First Vice President
                                              ---------------------------------




                         McKesson HBOC First Amendment

                                        THE TORONTO-DOMINION BANK

                                        By:  /s/ Alva J. Jones
                                           ------------------------------------

                                        Title:   Manager CR Administration
                                              ---------------------------------



                         McKesson HBOC First Amendment

                                        BANCA DI ROMA


                                        By:  /s/ Augusto Bianchi
                                           ------------------------------------

                                        Title:   First Vice President - 97911
                                              ---------------------------------

                                        By:  /s/ Richard Dietz
                                           ------------------------------------

                                        Title:   Vice President - 97271
                                              ---------------------------------